Sales Report:Supplement No. 14 dated Sep 03, 2013 to Prospectus dated Jun 13, 2013
File pursuant to Rule 424(b)(3)
Registration Statement Nos. 333-179941 and 333-179941-01
Prosper Funding LLC
Borrower Payment Dependent Notes

Prosper Marketplace, Inc.
PMI Management Rights
This Sales Report supplements the prospectus dated Jun 13, 2013 and provides information about each series of Borrower Payment Dependent Notes (the "Notes") that Prosper Funding LLC has recently sold. You should read this Sales Report supplement together with the prospectus dated Jun 13, 2013 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes. As described in the prospectus dated Jun 13, 2013, each Note comes attached with a PMI Management Right issued by Prosper Marketplace, Inc.
Prosper Funding LLC has sold the following series of Notes:
Borrower Payment Dependent Notes Series 845651
This series of Notes was issued and sold upon the funding of the borrower loan #100933, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	13.25%	Listing Start date:	Aug-29-2013
Term:	60 months			Listing End date:	Aug-29-2013

Lender yield:	28.16%	Borrower rate/APR:	29.16% / 31.85%	Monthly payment:	$127.36

Lender servicing fee:	1.00%	Effective Yield*:	25.66%
		Estimated return*:	12.41%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1987	Debt/Income ratio:	42%
Credit score:	640-659 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$30,514	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	virtuous-return977	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income:
Monthly expenses:
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 868559
This series of Notes was issued and sold upon the funding of the borrower loan #100577, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.24%	Listing Start date:	Aug-28-2013
Term:	60 months			Listing End date:	Aug-28-2013

Lender yield:	21.09%	Borrower rate/APR:	22.09% / 24.59%	Monthly payment:	$110.68

Lender servicing fee:	1.00%	Effective Yield*:	19.57%
		Estimated return*:	11.33%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1987	Debt/Income ratio:	22%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,021	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Bankcard utilization:	73%
		Homeownership:	No
Screen name:	generosity-spark5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...thly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 869797
This series of Notes was issued and sold upon the funding of the borrower loan #100954, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,500.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	12.25%	Listing Start date:	Aug-25-2013
Term:	36 months			Listing End date:	Aug-25-2013

Lender yield:	25.39%	Borrower rate/APR:	26.39% / 30.29%	Monthly payment:	$101.25

Lender servicing fee:	1.00%	Effective Yield*:	23.18%
		Estimated return*:	10.93%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-2008	Debt/Income ratio:	15%
Credit score:	640-659 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,498	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	44%
		Homeownership:	No
Screen name:	wise-bazaar-caramel	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 870449
This series of Notes was issued and sold upon the funding of the borrower loan #100556, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	10.25%	Listing Start date:	Aug-29-2013
Term:	60 months			Listing End date:	Aug-29-2013

Lender yield:	24.06%	Borrower rate/APR:	25.06% / 27.64%	Monthly payment:	$117.55

Lender servicing fee:	1.00%	Effective Yield*:	22.11%
		Estimated return*:	11.86%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-1995	Debt/Income ratio:	15%
Credit score:	660-679 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	4y 3m
Amount delinquent:	$0	Total credit lines:	58	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$11,530	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	11	Bankcard utilization:	56%
		Homeownership:	No
Screen name:	truth-dreams4	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 874679
This series of Notes was issued and sold upon the funding of the borrower loan #100945, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,500.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	4.99%	Listing Start date:	Aug-29-2013
Term:	60 months			Listing End date:	Aug-29-2013

Lender yield:	14.79%	Borrower rate/APR:	15.79% / 18.14%	Monthly payment:	$254.17

Lender servicing fee:	1.00%	Effective Yield*:	14.04%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-2004	Debt/Income ratio:	34%
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	22 / 20	Length of status:	36y 11m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,964	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	No
Screen name:	opennesselstiltskin4	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 876069
This series of Notes was issued and sold upon the funding of the borrower loan #100918, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	15.75%	Listing Start date:	Aug-22-2013
Term:	36 months			Listing End date:	Aug-22-2013

Lender yield:	30.34%	Borrower rate/APR:	31.34% / 35.36%	Monthly payment:	$86.38

Lender servicing fee:	1.00%	Effective Yield*:	27.60%
		Estimated return*:	11.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1986	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	28	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,803
Delinquencies in last 7y:	27	Bankcard utilization:	78%
		Homeownership:	No
Screen name:	dough-processor4	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to.. pay taxes

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 878275
This series of Notes was issued and sold upon the funding of the borrower loan #100248, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	1.99%	Listing Start date:	Aug-23-2013
Term:	60 months			Listing End date:	Aug-26-2013

Lender yield:	7.69%	Borrower rate/APR:	8.69% / 10.88%	Monthly payment:	$309.12

Lender servicing fee:	1.00%	Effective Yield*:	7.51%
		Estimated return*:	5.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1997	Debt/Income ratio:	18%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 13	Length of status:	4y 9m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,300	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	neighborly-payment452	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off high interest debt and consolidate my zero debt plan to a single payment.

My financial situation:
I am a good candidate for this loan because I have a strong earning ability with my current employer and moonlight as an IT consultant and Wedding DJ.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 878483
This series of Notes was issued and sold upon the funding of the borrower loan #100538, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.99%	Listing Start date:	Aug-26-2013
Term:	36 months			Listing End date:	Aug-29-2013

Lender yield:	11.99%	Borrower rate/APR:	12.99% / 15.83%	Monthly payment:	$842.23

Lender servicing fee:	1.00%	Effective Yield*:	11.48%
		Estimated return*:	7.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1977	Debt/Income ratio:	22%
Credit score:	760-779 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	29 / 28	Length of status:	35y 7m
Amount delinquent:	$0	Total credit lines:	66	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$50,346	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	Yes
Screen name:	truth-curriculum2	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 879749
This series of Notes was issued and sold upon the funding of the borrower loan #100218, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.24%	Listing Start date:	Aug-26-2013
Term:	36 months			Listing End date:	Aug-28-2013

Lender yield:	10.53%	Borrower rate/APR:	11.53% / 14.35%	Monthly payment:	$494.85

Lender servicing fee:	1.00%	Effective Yield*:	10.15%
		Estimated return*:	6.91%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1996	Debt/Income ratio:	33%
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,932	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	Yes
Screen name:	capital-chemistry731	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...finishing the basement in our new home. Also, paying off hospital bill for our first child, Sydney.

My financial situation:
I am a good candidate for this loan because...I haven't made a late payment to any creditor in over 5+ years, I am solidly employed, I am scheduled for a raise this year (teacher-union step/lane change due to masters), and since I have just finished my Masters degree and am almost done my administrative license program, my earning will increase rapidly in the next few years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 880145
This series of Notes was issued and sold upon the funding of the borrower loan #100969, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$20,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.24%	Listing Start date:	Aug-29-2013
Term:	60 months			Listing End date:	Aug-30-2013

Lender yield:	15.49%	Borrower rate/APR:	16.49% / 18.85%	Monthly payment:	$491.58

Lender servicing fee:	1.00%	Effective Yield*:	14.67%
		Estimated return*:	9.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-2004	Debt/Income ratio:	19%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,663	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	39%
		Homeownership:	No
Screen name:	return-museum853	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 881019
This series of Notes was issued and sold upon the funding of the borrower loan #100571, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.75%	Listing Start date:	Aug-27-2013
Term:	36 months			Listing End date:	Aug-27-2013

Lender yield:	21.72%	Borrower rate/APR:	22.72% / 26.53%	Monthly payment:	$154.26

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	10.25%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1987	Debt/Income ratio:	11%
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 4	Length of status:	13y 6m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,501	Stated income:	$100,000+
Delinquencies in last 7y:	10	Bankcard utilization:	11%
		Homeownership:	No
Screen name:	compassion-sensai9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
kill debt
Purpose of loan: loan consolidation
This loan will be used to...pay off loans

My financial situation:
I am a good candidate for this loan because...i pay my bills and will save 700 monthly by paying off this $4000 loan immediately

Monthly net income: $7200
Monthly expenses: $6600
Housing: $1450
Insurance: $160
Car expenses: $350
Utilities: $600
Phone, cable, internet: $300
Food, entertainment: $350
Clothing, household expenses: $200
Credit cards and other loans: $1100
Other expenses: $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 882067
This series of Notes was issued and sold upon the funding of the borrower loan #100936, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	14.75%	Listing Start date:	Aug-28-2013
Term:	60 months			Listing End date:	Aug-28-2013

Lender yield:	29.96%	Borrower rate/APR:	30.96% / 33.70%	Monthly payment:	$131.78

Lender servicing fee:	1.00%	Effective Yield*:	27.25%
		Estimated return*:	12.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Dec-1992	Debt/Income ratio:	18%
Credit score:	660-679 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	13y 3m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,727	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	No
Screen name:	strek1701	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card payoff
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 882677
This series of Notes was issued and sold upon the funding of the borrower loan #100948, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	15.75%	Listing Start date:	Aug-29-2013
Term:	36 months			Listing End date:	Aug-29-2013

Lender yield:	30.34%	Borrower rate/APR:	31.34% / 35.36%	Monthly payment:	$172.76

Lender servicing fee:	1.00%	Effective Yield*:	27.60%
		Estimated return*:	11.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1999	Debt/Income ratio:	102%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	7y 0m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,785	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	enriched-fund252	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $706
Monthly expenses
Housing: $0
Insurance: $0
Car expenses: $0
Utilities: $50
Phone, cable, internet: $150
Food, entertainment: 100
Clothing, household expenses: $0
Credit cards and other loans: $468
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883027
This series of Notes was issued and sold upon the funding of the borrower loan #100978, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	13.75%	Listing Start date:	Aug-29-2013
Term:	60 months			Listing End date:	Aug-29-2013

Lender yield:	28.69%	Borrower rate/APR:	29.69% / 32.39%	Monthly payment:	$128.65

Lender servicing fee:	1.00%	Effective Yield*:	26.12%
		Estimated return*:	12.37%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-2009	Debt/Income ratio:	38%
Credit score:	640-659 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	11y 9m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,347	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	credit-embrace480	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... pay on some high intrest debt, car fixed, school clothing

My financial situation:
I am a good candidate for this loan because... I pay my bills on time

Monthly net income: $1729
Monthly expenses: $
Housing: $0
Insurance: $86
Car expenses: $351
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $0
Clothing, household expenses: $50
Credit cards and other loans: $350
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 878858
This series of Notes was issued and sold upon the funding of the borrower loan #100975, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.74%	Listing Start date:	Aug-25-2013
Term:	36 months			Listing End date:	Aug-25-2013

Lender yield:	15.39%	Borrower rate/APR:	16.39% / 20.05%	Monthly payment:	$141.40

Lender servicing fee:	1.00%	Effective Yield*:	14.52%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1997	Debt/Income ratio:	32%
Credit score:	720-739 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 8	Length of status:	8y 5m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,288	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	35%
		Homeownership:	No
Screen name:	top-reasonable-p2ploan	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
pay off existing credit card debt
My financial situation:
I am a good candidate for this loan because...

Monthly net income: $1,900
Monthly expenses: $
Housing: $400
Insurance: $170
Car expenses: $305
Utilities: $200
Phone, cable, internet: $170
Food, entertainment: $200
Clothing, household expenses: $
Credit cards and other loans: $440
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 878938
This series of Notes was issued and sold upon the funding of the borrower loan #100924, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	8.74%	Listing Start date:	Aug-25-2013
Term:	36 months			Listing End date:	Aug-25-2013

Lender yield:	20.24%	Borrower rate/APR:	21.24% / 25.01%	Monthly payment:	$377.98

Lender servicing fee:	1.00%	Effective Yield*:	18.73%
		Estimated return*:	9.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-1991	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	7y 9m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$32,643	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	73%
		Homeownership:	No
Screen name:	profitable-wampum4	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off credit card balances and to improve my credit rating, so I can buy a house in the near future.

My financial situation:
I am a good candidate for this loan because I am paying my bills on time and I am planning to buy a house soon.

Monthly net income: $6,000
Monthly expenses: $4,500
Housing: $1,600
Insurance: $500
Car expenses: $200
Utilities: $300
Phone, cable, internet: $200
Food, entertainment: $700
Clothing, household expenses: $300
Credit cards and other loans: $400
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 879162
This series of Notes was issued and sold upon the funding of the borrower loan #100972, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$8,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	6.74%	Listing Start date:	Aug-25-2013
Term:	60 months			Listing End date:	Aug-25-2013

Lender yield:	18.84%	Borrower rate/APR:	19.84% / 22.28%	Monthly payment:	$211.24

Lender servicing fee:	1.00%	Effective Yield*:	17.65%
		Estimated return*:	10.91%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1974	Debt/Income ratio:	30%
Credit score:	700-719 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 9	Length of status:	39y 5m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$37,627	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	bid-dessert9	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 880394
This series of Notes was issued and sold upon the funding of the borrower loan #100553, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	5.74%	Listing Start date:	Aug-28-2013
Term:	60 months			Listing End date:	Aug-29-2013

Lender yield:	16.69%	Borrower rate/APR:	17.69% / 20.08%	Monthly payment:	$378.38

Lender servicing fee:	1.00%	Effective Yield*:	15.75%
		Estimated return*:	10.01%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-1990	Debt/Income ratio:	37%
Credit score:	740-759 (Aug-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 11	Length of status:	13y 3m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,155	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	71%
		Homeownership:	Yes
Screen name:	impeccable-power5	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...p ay off ex wife in a divorce settlement. I pay her $1100.00 a month.

My financial situation:
I am a good candidate for this loan because... I pay off all my debts, and this will be a substancial amount of money added to my monthly income.

Monthly net income: $5000.00
Monthly expenses: $3399.00
Housing: $1009.00
Insurance: $60.00
Car expenses: $1050.00
Utilities: $180.00
Phone, cable, internet: $0 Company paid
Food, entertainment: $200.00
Clothing, household expenses: $100.00
Credit cards and other loans: $800.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 882618
This series of Notes was issued and sold upon the funding of the borrower loan #100239, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.24%	Listing Start date:	Aug-29-2013
Term:	36 months			Listing End date:	Aug-29-2013

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.71%	Monthly payment:	$146.60

Lender servicing fee:	1.00%	Effective Yield*:	16.79%
		Estimated return*:	9.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-1991	Debt/Income ratio:	18%
Credit score:	680-699 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	13y 1m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,119	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	kind-ingenious-repayment8	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan:
This loan will be used to...
Pay off medical expenses. I have had two recent medical emergencies. 1) I was treated in the emergency room for a severe urinary track infection. 2) Required surgery on ruptured left achilles. Medical payments have put me behind on paying my other bills.
My financial situation:
I am a good candidate for this loan because...
I have a solid job/work history. I am entering my 14th year with my current school.

Monthly net income:
Monthly expenses:
Housing:
Insurance: $
Car expenses:
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883102
This series of Notes was issued and sold upon the funding of the borrower loan #100209, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$8,500.00	Prosper Rating:	A	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	3.99%	Listing Start date:	Aug-29-2013
Term:	36 months			Listing End date:	Aug-30-2013

Lender yield:	11.99%	Borrower rate/APR:	12.99% / 15.83%	Monthly payment:	$286.36

Lender servicing fee:	1.00%	Effective Yield*:	11.48%
		Estimated return*:	7.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-2003	Debt/Income ratio:	30%
Credit score:	720-739 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	7y 0m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,572	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	Yes
Screen name:	a-responsible-nickel	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...Consolidate debt. I have multiple debts, which would be easier to manage if I had just one or so payments instead of multiple payments monthly, plus consolidating would save money on the multiple interest rates I am dealing with.

My financial situation:
I am a good candidate for this loan because... I have a good job, career, I have a good education, which also will keep me employable f the need be. I pay my bills in a timely manner. I care about my credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883140
This series of Notes was issued and sold upon the funding of the borrower loan #100583, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	14.25%	Listing Start date:	Aug-29-2013
Term:	36 months			Listing End date:	Aug-29-2013

Lender yield:	28.32%	Borrower rate/APR:	29.32% / 33.29%	Monthly payment:	$168.32

Lender servicing fee:	1.00%	Effective Yield*:	25.75%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Apr-2002	Debt/Income ratio:	Not calculated
Credit score:	600-619 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	9y 6m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,971	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	No
Screen name:	going-for-it	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	54 ( 98% )	600-619 (Latest)
Principal borrowed:	$6,500.00	< 31 days late:	1 ( 2% )	620-639 (Nov-2011) 640-659 (Jul-2010)
Principal balance:	$2,297.47	31+ days late:	0 ( 0% )
Total payments billed:	55
Description
Business Expansion
Purpose of loan: Business
This loan will be used to...expand commercial home/office cleaning business...experiencing growth in the area of office cleaning..loan will pay off used van and purchase floor clenner/waxer, etc.

My financial situation:
I am a good candidate for this loan because...This will be my 3rd Prosper loan..1st loan paid in full, paid down half of second loan..my business is rapidly growing and I still hold down a part time job for supplemental income.

Monthly net income: $4500
Monthly expenses: $2580
Housing: $700
Insurance: $180
Car expenses: $250
Utilities: $ 0 Phone, cable, internet: $150
Food, entertainment: $100
Clothing, household expenses: $100
Credit cards and other loans: $750
Other expenses: $350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883184
This series of Notes was issued and sold upon the funding of the borrower loan #100212, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,500.00	Prosper Rating:	D	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	9.75%	Listing Start date:	Aug-29-2013
Term:	36 months			Listing End date:	Aug-29-2013

Lender yield:	21.72%	Borrower rate/APR:	22.72% / 26.53%	Monthly payment:	$96.41

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	10.25%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-1996	Debt/Income ratio:	8%
Credit score:	640-659 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	3 / 3	Length of status:	12y 11m
Amount delinquent:	$912	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$96	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	15	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	ruler380789	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to get caught up on bills. I make enough money for myself, but I had to help with school clothes and supplies for my two grandchildren since neither of their parents were working...but they are now.

My financial situation:
I am a good candidate for this loan because I make enough money, and now that the grandkids' parents are working, I now only have to catch back up and go forward. I just this week started a 2nd job (20 hrs/week) which I will work for at least 6 months to both rebuild my savings and pay a couple small loans off. In addition to the temporary part-time job, I will receive 2 quarterly bonuses before year end ($600-$800 each) AND a profit sharing bonus is usually given out in the end of January or first of February 2014 timeframe.

Monthly net income: $4840 ($4040 from full time job + $800 from part time job)
Monthly expenses: $2486
Housing: $1100
Insurance: $86
Car expenses: $400
Utilities: $130
Phone, cable, internet: $210
Food, entertainment: $400
Clothing, household expenses: $
Credit cards and other loans: $160
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883262
This series of Notes was issued and sold upon the funding of the borrower loan #100963, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	14.25%	Listing Start date:	Aug-29-2013
Term:	36 months			Listing End date:	Aug-29-2013

Lender yield:	28.32%	Borrower rate/APR:	29.32% / 33.29%	Monthly payment:	$168.32

Lender servicing fee:	1.00%	Effective Yield*:	25.75%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-1999	Debt/Income ratio:	40%
Credit score:	600-619 (Aug-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	5y 7m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$881	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	pound-beaker	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	18 ( 90% )	600-619 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	2 ( 10% )	620-639 (May-2012) 720-739 (Sep-2011)
Principal balance:	$2,604.92	31+ days late:	0 ( 0% )
Total payments billed:	20
Description
Debt consolidation
Purpose of loan: debt consolidation
This loan will be used to... combine a few smaller debts
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883566
This series of Notes was issued and sold upon the funding of the borrower loan #100927, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	13.75%	Listing Start date:	Aug-30-2013
Term:	60 months			Listing End date:	Aug-30-2013

Lender yield:	28.69%	Borrower rate/APR:	29.69% / 32.39%	Monthly payment:	$128.65

Lender servicing fee:	1.00%	Effective Yield*:	26.12%
		Estimated return*:	12.37%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-1985	Debt/Income ratio:	13%
Credit score:	640-659 (Aug-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 17	Length of status:	19y 2m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$32,682	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	penny-tempo2	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 50% )	640-659 (Latest)
Principal borrowed:	$5,500.00	< 31 days late:	6 ( 50% )	660-679 (Aug-2012)
Principal balance:	$4,841.65	31+ days late:	0 ( 0% )
Total payments billed:	12
Description
Medical/Dental
Purpose of loan:
This loan will be used to pay for my son's braces

My financial situation:
I am a good candidate for this loan because I pay all bills timely and will payoff loan with my stock options due in February.

Monthly net income: $9500
Monthly expenses: $1500
Housing expenses: $4000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883662
This series of Notes was issued and sold upon the funding of the borrower loan #100568, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$3,500.00	Prosper Rating:	C	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	7.74%	Listing Start date:	Aug-30-2013
Term:	36 months			Listing End date:	Aug-30-2013

Lender yield:	18.79%	Borrower rate/APR:	19.79% / 23.53%	Monthly payment:	$129.70

Lender servicing fee:	1.00%	Effective Yield*:	17.49%
		Estimated return*:	9.75%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1992	Debt/Income ratio:	34%
Credit score:	660-679 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	14y 5m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,773	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	No
Screen name:	greenback-turbine574	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Repairs
Purpose of loan:
This loan will be used to..pay for home repairs on 19 yr old home

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 1,387.70 (approximate) (693.88 bi-weekly)
Monthly expenses: $
Housing: $ paid for
Insurance: $ 71.00 on vehicle mth
Car expenses: $300.00 mth
Utilities: $160.00 mth
Phone, cable, internet: $185.00 mth
Food, entertainment: $ 150. mth
Clothing, household expenses:
Credit cards and other loans: $300.00 mth
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883764
This series of Notes was issued and sold upon the funding of the borrower loan #100589, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	14.25%	Listing Start date:	Aug-30-2013
Term:	60 months			Listing End date:	Aug-30-2013

Lender yield:	29.32%	Borrower rate/APR:	30.32% / 33.04%	Monthly payment:	$65.10

Lender servicing fee:	1.00%	Effective Yield*:	26.67%
		Estimated return*:	12.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-1999	Debt/Income ratio:	4%
Credit score:	620-639 (Aug-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	3 / 3	Length of status:	0y 5m
Amount delinquent:	$381	Total credit lines:	11	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,154	Stated income:	$100,000+
Delinquencies in last 7y:	7	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	sculpture348	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 90% )	620-639 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	2 ( 10% )	660-679 (Oct-2011)
Principal balance:	$1,818.62	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
Debt consolidation
Purpose of loan: To be used to pay off higher interest debt
This loan will be used to... I am requesting a small loan to consolidate higher interest debt and medical expenses of my children. We are on my employer's high-deductible health plan and incurred out-of-pocket expenses that were unforseen.

My financial situation: Stable
I am a good candidate for this loan because...I started a new job in March of 2013, my salary is $150,000 annually plus bonus and commissions once I reach a certian revenue target. I anticipate an increase in my earnings in March of 2014. I have a proven earnings record and steady employment.

Monthly net income: $8250
Monthly expenses: $
Housing: $3000
Insurance: $200
Car expenses: $250
Utilities: $250
Phone, cable, internet: $150
Food, entertainment: $350
Clothing, household expenses: $100
Credit cards and other loans: $500
Other expenses: $2500 (alimony & child support)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 883790
This series of Notes was issued and sold upon the funding of the borrower loan #100200, which corresponds to this series of Notes. The following information pertains to the borrower loan.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Partially Funded:	no	Estimated loss*:	13.25%	Listing Start date:	Aug-30-2013
Term:	36 months			Listing End date:	Aug-30-2013

Lender yield:	26.86%	Borrower rate/APR:	27.86% / 31.79%	Monthly payment:	$165.15

Lender servicing fee:	1.00%	Effective Yield*:	24.47%
		Estimated return*:	11.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jan-2006	Debt/Income ratio:	28%
Credit score:	620-639 (Aug-2013)	Inquiries last 6m:	7	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,762	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	No
Screen name:	robust-social6	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	700-719 (Jul-2012)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	2
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate 3 charge cards.

My financial situation:
I am a good candidate for this loan because...I pay everything BEFORE time and have an A for on-time payments. haven't missed any payments in years.

Monthly net income: $ 2800
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.